                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  January 16, 1998
                Date of Earliest Event Reported:  January 2, 1998




                               AEROCENTURY CORP.
     --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





                                    DELAWARE
           -----------------------------------------------------------
         (State or other jurisdiction of  incorporation or organization)


        001-13387                                        94-3263974
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



1440 CHAPIN AVENUE SUITE 310, BURLINGAME, CA                           94010
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:           (415)696-3900
                                                   -----------------------------
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ITEM 2.  Acquisition or Disposition of Assets.
         ------------------------------------

       On January 1, 1998, AeroCentury Corp. (the "Company"), the registrant, completed its acquisition of JetFleet Aircraft, L.P. ("JetFleet I") and JetFleet Aircraft II, L.P. ("JetFleet II") (collectively, the "Partnerships"), by means of a consolidation by merger (the "Consolidation") of the Partnerships with and into the Company, pursuant to a Merger Agreement dated as of January 1, 1998, as amended, among the Company and the Partnerships. The Consolidation was approved by the majority of the limited partners in each of the Partnerships on November 15, 1997, and effected by the filing of a Certificate of Merger with the Secretary of State of the State of Delaware effective on January 1, 1998. Pursuant to the Merger Agreement, at the effective time of the Consolidation on January 1, 1998 the non-dissenting limited partners of the Partnerships had the right to receive Common Stock of the Company. The non-dissenting limited partners of JetFleet I and JetFleet II received the number of shares of Common Stock equal to the product, of the number of limited partnership interests owned by the individual limited partner multiplied by .455931 or 1.819989 respectively, rounded to the nearest whole number. This description is qualified in its entirety by "The Consolidation" section of the final Prospectus (Registration No. 333-24743) filed with the Securities and Exchange Commission on October 14, 1997 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended and incorporated by reference herein.

ITEM 7.       Financial Statements and Exhibits.
              ---------------------------------

       (a)             Financial statements of business acquired.

              It is impractical to provide the required financial statements at the time of filing this report. The required financial statements will be filed by amendment to this Form 8-K no later than March 17, 1998.

       (b)             Pro forma financial information.

              It is impractical to provide the required financial information at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K no later than March 17, 1998.

       (c)             Exhibits.

              Exhibit Number                 Description
              --------------                 -----------

                   2.1 Merger Agreement dated January 1, 1998 among AeroCentury Corp., JetFleet Aircraft, L.P. and JetFleet Aircraft II, L.P.

                   20.1 "The Consolidation" Section of the Company's Final Prospectus (Registration No. 333-24743) filed with the Securities and Exchange Commission on October 14, 1997 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended.
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                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AeroCentury Corp.
                                  (Registrant)


Date:  January 16, 1998           By: /s/ Neal D. Crispin
                                     --------------------
                                          Neal D. Crispin
                                          Title:  President
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                              INDEX TO EXHIBITS

      Exhibit Number                       Description
      --------------                       -----------
           2.1              Merger Agreement dated January 1, 1998 among
                            AeroCentury Corp., JetFleet Aircraft, L.P. and
                            JetFleet Aircraft II, L.P.

           20.1 "The Consolidation" Section of the Final Prospectus of AeroCentury Corp. (Registration No. 333-24743) filed with the Securities and Exchange Commission on October 14, 1997 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended.